FREMONT
          MUTUAL
          FUNDS, INC.

          o  International Growth Fund



          March 1, 1998

                                                                  Fremont
                                                                    Funds [LOGO]

TABLE OF CONTENTS


Item                                                  Page

Summary of Fees and Expenses.............................1

Financial Highlights.....................................2

The Advisor and the Fund.................................3

Investment Objectives, Policies
 and Risk Considerations.................................3

General Investment Policies..............................4

Investment Results.......................................9

How to Invest...........................................10

Shareholder Account Services and Privileges.............10

How to Redeem Shares....................................11

Retirement Plans........................................13

Dividends, Distributions and Federal Income Taxation....13

Calculation of Net Asset Value
 and Public Offering Price..............................14

Execution of Portfolio Transactions.....................14

General Information.....................................15

Telephone Numbers and Addresses.........................16

PROSPECTUS

FREMONT MUTUAL FUNDS, INC. is an open-end investment company which under this Prospectus is offering shares in the FREMONT INTERNATIONAL GROWTH FUND (the "Fund").

FREMONT INTERNATIONAL GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers domiciled outside the United States.

There can be no assurance that the Fund will achieve its investment objective. The Fund is a diversified fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

Shares of the Fund are offered without a sales charge.

This Prospectus, which should be retained for future reference, sets forth concisely the information an investor should know before investing. Should more detailed information be desired, a Statement of Additional Information, which is incorporated by reference into this Prospectus, is available without charge by calling toll-free 800-548-4539 (press 1) or by writing to Fremont Mutual Funds, Inc., 50 Beale Street, Suite 100, San Francisco, California 94105.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated March 1, 1998.

FOR FURTHER INFORMATION OR TO REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, CALL 800-548-4539.

SUMMARY OF FEES AND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                    None
Maximum Sales Load Imposed on Reinvested Dividends         None
Deferred Sales Load                                        None
Redemption Fees 1                                          None
Exchange Fee                                               None

Annual Fund Operating Expenses (as a percentage of average net assets)
Management Fee                                            1.50% 2
12b-1 Expense                                              None
Other Expenses after Reimbursement                         None
Total Fund Operating Expenses                             1.50%


Example: You would pay the following total expens es on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

      1 Year             3 Years             5 Years            10 Years
      ------             -------             -------            --------
        $15                $47                 $82                $179

THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES OR ANNUAL RETURNS. ACTUAL EXPENSES AND ANNUAL RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

The purpose of the above table is to give you information and assistance in understanding the various costs and expenses of the Fund that an investor may bear directly or indirectly. The percentages expressing annual fund operating expenses of the Fund are based on actual expenses incurred during the most recent fiscal year.

See "The Advisor and the Fund."

1 A wire transfer fee is charged by the Transfer Agent in the case of redemptions made by wire. Such fee is subject to change and is currently $10. See "How to Redeem Shares."

2 The Fund is obligated, under the terms of the management agreement, to pay the Advisor an annual management fee of 1.5% of average net assets. However, the Advisor is obligated to pay all of the Fund's other ordinary operating expenses.

                                                                               1
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FREMONT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

The following information has been audited by Coopers & Lybrand, L.L.P., independent accountants, whose unqualified opinion is included in the Fund's Annual Report. Further information about the Fund's performance is contained in the Annual Report, which is included in the Fund's Statement of Additional Information and which may be obtained without charge.

                                                                  Year Ended October 31           Period from
                                                         --------------------------------------    3/1/94 to
                                                           1997           1996           1995       10/31/94
Selected Per Share Data                                  --------       --------       --------     --------
 for one share outstanding during the period
   Net asset value, beginning of period                  $  10.40       $   9.72       $   9.79     $   9.57
                                                         --------       --------       --------     --------
   Income from Investment Operations
      Net investment income                                   .02           (.02)           .10          .02
      Net realized and unrealized gain (loss)                (.02)           .71           (.09)         .20
                                                         --------       --------       --------     --------
         Total investment operations                           --            .69            .01          .22
                                                         --------       --------       --------     --------
   Less Distributions
      From net investment income                               --           (.01)          (.08)          --
      From net realized gains                                (.03)            --             --           --
                                                         --------       --------       --------     --------
         Total distributions                                 (.03)          (.01)          (.08)          --
                                                         --------       --------       --------     --------
   Net asset value, end of period                        $  10.37       $  10.40       $   9.72     $   9.79
                                                         ========       ========       ========     ========

Total Return                                               -0.01%           7.07%          0.13%        2.30%
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)              $ 38,643       $ 35,273       $ 32,156     $ 29,725
   Ratio of expenses to average net assets                   1.50%          1.50%          1.50%        1.50%*
   Ratio of net investment income
    (loss) to average net assets                              .34%         -.20%           1.19%         .35%*
   Portfolio turnover rate                                     95%            74%            32%          30%
   Average commission rate paid 1                        $  .0173       $  .0150             --           --

1 Disclosure not required for years prior to 1996.
* Annualized

2
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FREMONT MUTUAL FUNDS

THE ADVISOR AND THE FUND

Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company which under this Prospectus is offering shares in the Fremont International Growth Fund (the "Fund"). The Investment Company has other series offered under different prospectuses, and the Board of Directors of the Investment Company is permitted to create additional Funds at any time. The Fund has its own investment objective and policies and operates as a separate mutual fund.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. The Advisor's Investment Committee oversees the portfolio management of the Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of its clients.

Under the terms of the Advisory Agreement, the Fund pays the Advisor a fee of 1.50% per annum of the Fund's average net assets, computed daily and paid monthly. Under this Agreement the Advisor has agreed to bear all of the Fund's expenses, except extraordinary expenses (as designated by a majority of the Investment Company's disinterested directors) and interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

The portfolio manager for the Fund since September 1995 is Andrew L. Pang. Andrew L. Pang is Vice President of the Advisor and a member of its Investment Committee and Equity Committee. Andrew received his degree in Finance from San Francisco State University and received an M.B.A. from Golden Gate University, San Francisco, California.

The Advisor currently provides direct portfolio management services to the Fund. In the future, the Advisor may propose to the Investment Company that a sub-advisor(s) be engaged to provide investment advisory or portfolio management services to the Fund. Prior to such engagement, any agreement with a sub-advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the Fund. The Advisor may in its discretion manage all or a portion of the Fund's portfolio directly with or without the use of a sub-advisor.

Investment Company Administration Corporation (the "Sub-Administrator"), pursuant to an administrative agreement with the Advisor, supervises the administration of the Fund including, among other responsibilities, the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations. Certain officers of the Investment Company may be provided by the Sub-Administrator.

For additional information about the Advisor, see "Investment Advisory and Other Services" in the Statement of Additional Information.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

The investment objective and policies of the Fund are stated below. The Fund is intended for long-term investors, not for those who may wish to redeem their shares after a short period of time.

All investments, including mutual funds, have risks, and no investment is suitable for all investors. Investors should consult with their financial and other advisors concerning the suitability of this investment for their own particular circumstances. Accordingly, there is no assurance that any Fund will achieve its investment objective.

The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers domiciled outside the United States. The Fund is designed for investors who wish to accept the risks entailed in investments in foreign securities and securities denominated in various currencies. See "General Investment Policies -- Risk Factors and Special Considerations for International Investing."

Under normal market conditions, at least 90% of the Fund's assets will be invested in equity securities of issuers domiciled outside the United States. The Fund will be invested in a minimum of three countries excluding the United States. The Fund's portfolio of equity securities consists of common and preferred stock, warrants and debt securities convertible into common stock. Included in this 90% total, up to 5% of the Fund's assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 90% of its assets invested in equity securities domiciled outside the United States.

The Fund's management anticipates that, from time to time, the Fund may have more than 25% of its assets invested in securities of companies domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets.

In addition to investing directly in equity securities, the Fund may invest in instruments such as sponsored and unsponsored American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets.

The Fund may invest up to 50% of its total assets in equity securi-

FREMONT MUTUAL FUNDS

ties of smaller to medium sized growth companies in both developed and emerging world markets. For the developed markets, such investments include equity securities of companies with market capitalizations of over $200 million but less than $2 billion. However, market capitalizations of smaller to medium sized company equity securities in emerging markets are significantly smaller and currently range between $25 million and $200 million. Emerging growth companies are small- and medium-sized companies that the Advisor believes often have a potential for earnings growth over time that is above the growth rate of more established companies or are early in their life cycles and have the potential to become major enterprises.

As used in this Prospectus, international emerging markets are countries categorized as emerging markets by the International Finance Corporation, the World Bank's private sector division. Such countries currently include but are not limited to Thailand, Indonesia, the Philippines, South Korea, Taiwan and
certain Latin American countries. Such markets tend to be in the less economically developed regions of the world. General characteristics of emerging market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures and rapid economic growth. The Advisor believes that investments in equity securities of companies in international emerging markets offer the opportunity for significant long-term investment returns. However, these investments involve certain risks, as discussed below and in "General Investment Policies - Risk Factors and Special Considerations for International Investing."

Investing in emerging growth companies involves certain special risks. Emerging growth companies may have limited product lines, markets, or financial resources, and their managements may be dependent on a limited number of key individuals. The securities of emerging growth companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Whenever in the judgment of the Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar-denominated or foreign currency denominated cash or in high-quality debt securities with remaining maturities of one year or less. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective. For liquidity purposes, the Fund may normally also invest up to 10% of its assets in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less.

Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive positions which over time will enhance the equity value of the company. The Fund will not concentrate its investments in companies of a particular asset size, although, from time to time, it may emphasize investments in companies within particular industries, and will select its investments based on the characteristics of the particular markets and economies of the countries in which it invests.

In selecting portfolio investments, a company's growth prospects will be considered, including the potential for superior appreciation due to growth in earnings, relative valuation of its securities, and any risks associated with such investment; the industry in which the company operates, with a view to identification of international developments within industries, international investment trends, and social, economic or political factors affecting a particular industry; the country in which the company is based, as well as historical and anticipated foreign currency exchange rate fluctuations; and the feasibility of gaining access to the securities market in a country and of implementing the necessary custodial arrangements. The investment program of the Fund has been developed in the belief that research-based investment in a portfolio of equity securities of companies in a number of foreign countries will give shareholders a chance to participate on an international basis in the opportunities available in the growing foreign securities markets.

Investment will be made in those countries where the Advisor believes that economic and political factors, including currency movements, are likely to produce above average long-term investment returns. There is no limitation on the percentage of the Fund's assets that may be invested at any one time in one or more countries except that the Fund will normally be invested in at least three countries outside the United States.

The Fund may enter into forward currency contracts and currency futures contracts, and may purchase put and call options on currencies. See "General Investment Policies -- Forward Currency, Futures and Options Transactions."

GENERAL INVESTMENT POLICIES

Money Market Instruments. The Fund may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. Government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Fund's quality guidelines. The Fund also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO in the case of a security rated by only one NRSRO, or, if not rated by an NRSRO, must be of comparable quality as determined by the Advisor or the Sub-Advisor. Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated A or better by a NRSRO, or an entity of comparable quality as determined by the Advisor or the Sub-Advisor. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See

FREMONT MUTUAL FUNDS

Appendix A to the Statement of Additional information for a description of rating categories.

U.S. Government Securities. The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities as described above in the future, other than as set forth above, because it is not obligated to do so by law.

When-Issued Securities and Firm Commitment Agreements. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction, but the settlement is delayed). The Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued basis. The Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. The Fund will not use such transactions for leveraging purposes, and accordingly will segregate cash, cash equivalents or liquid securities or hold a covered position in an amount sufficient to meet its payment obligations thereunder.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions.

Shares of Investment Companies. The Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that the Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. The Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies which do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on the Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

Repurchase Agreements. As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a short period of time, often less than a week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets, would then be invested in such repurchase agreements. The Fund will only enter into repurchase agreements where (1) the underlying securities are issued or guaranteed by the U.S. Government, (2) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (3) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (1) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of

FREMONT MUTUAL FUNDS

access to income during this period; and (3) expenses of enforcing the Fund's rights.

Portfolio Turnover. The Fund expects to trade in securities for short-term gain whenever deemed advisable by the Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, the Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Fund will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

Loans of Portfolio Securities. The Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 331 1/43% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the associated risk.

Borrowing. The Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under federal securities laws, but can be offered and sold to "qualified institutional buyers." However, the Fund will not invest more than 15% of its assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, and securities that are not readily marketable and restricted securities, unless the Board of Directors determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors may adopt guidelines and delegate to the Advisor the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Warrants or Rights. Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of the Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

Options and Futures Contracts. When the Fund is not fully invested, strategies such as buying calls, writing puts, and buying futures may be used to increase its exposure to price changes in stocks or debt securities. When the Advisor wishes to hedge against market fluctuations, strategies such as buying puts, writing calls, and selling futures may be used to reduce market exposure. Because most stock index futures and options are based on broad stock market indexes, their performance tends to track the performance of common stocks generally -- which may or may not correspond to the types of securities in which the Fund invest. The Fund will maintain segregated accounts consisting of cash, U.S. Government securities or other liquid securities (or, as permitted by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging.

In seeking appreciation or to reduce principal volatility, the Fund may also (1) enter into futures contracts -- contracts for the future delivery of debt securities, stock, stock index futures contracts with respect to the S&P 500 Index, small capitalization stock market indices or other similar broad-based stock market indices, the initial margins of which are limited to 5% of the Fund's assets; and (2) purchase put and call options on portfolio securities, stock indices or stock index futures contracts -- the premiums of which are limited to 5% of the Fund's assets.

The Fund may write put and call options. It will only do so by writing covered put or call options, and the aggregate value of the securities underlying put options, as of the date of sale of the options, will not exceed 50% of the net assets of the Fund.

The Fund will set aside cash, cash equivalents, or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts.

Options and futures can be volatile investments. If the Advisor applies a hedge at an inappropriate time or evaluates market conditions incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience a loss if the prices of its options or futures positions were poorly correlated with its

FREMONT MUTUAL FUNDS

other investments, or if it could not close out its positions because of an illiquid secondary market.

Although these investment practices will be used primarily to generate income or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: futures contracts -- no assurance that closing purchase transactions will be available at favorable prices, possible reduction of the Fund's income due to the use of hedging, the possible reduction in value of both the securities hedged and the hedging instrument, and possible loss in excess of the initial margin payment; options and futures contracts -- imperfect correlation between the contract and the underlying security, commodity or index and unsuccessful hedging transactions due to incorrect forecasts of market trends; writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price and premium received; and purchasing or selling put and call options -- possible loss of the entire premium. A more thorough description of these investment practices and their associated risks is contained in the Statement of Additional Information.

Forward Currency, Futures and Options Transactions. The Fund may enter into forward currency contracts and currency futures contracts and may purchase put or call options on currencies (each such arrangement sometimes referred to as a "currency contract"). Forward contracts typically will involve the purchase or sale of a foreign currency against the dollar. These techniques are designed primarily to hedge against future changes in currency prices which might adversely affect the value of the Fund's portfolio securities. The Fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies or currency futures. For a more detailed description of such arrangements, see the Statement of Additional Information.

The Fund may enter into currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Advisor anticipates making a purchase or sale of a security, the Fund may enter into a currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when it is believed that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a currency contract to sell the currency the Advisor expects to decline in the amount approximating the value of some or all of the Fund's portfolio securities denominated in that currency or related currencies that the Advisor feels demonstrate a correlation in exchange rate movements. The practice of using correlated currencies is known as "cross-hedging." When the Advisor believes that the U.S. dollar may suffer a substantial decline against a foreign currency or currencies, the Fund may enter into a currency contract to buy a foreign currency for a fixed dollar amount. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. Currency contracts generally are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in other futures contracts.

While the Fund enters into forward currency contracts and purchases currency options or currency futures to reduce the risks of fluctuations in exchange rates, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Fund's portfolio securities. Purchasing (selling) a currency forward limits the Fund's exposure to risk of loss from a rise (decline) in the dollar value of the currency, but also limits its potential for gain from a decline (rise) in the currencydollar value. While purchasing options can protect the Fund against certain exchange rate fluctuations, the Fund is subject to the loss of its entire premium payment where the option is allowed to expire without exercise.

To avoid leverage in connection with forward currency transactions, the Fund will set aside with its Custodian cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts. To the extent the Fund enters into over-the-counter options, the options and the assets so set aside to cover such options are considered illiquid assets and, together with other illiquid assets and securities, will not exceed 15% of the net assets of the Fund. In addition, premiums paid for currency options held by the Fund may not exceed 5% of the Fund's net assets.

Although the Fund will enter into currency contracts solely for hedging purposes, their use does involve certain risks. For example, there can be no assurance that a liquid secondary market will exist for any currency contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Currency contracts may be entered into on United States exchanges regulated by the Securities and Exchange Commission or the Commodity Futures Trading Commission as well as in the over-the-counter market and on foreign exchanges.

Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities

FREMONT MUTUAL FUNDS

representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels. Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's or Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

The Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities or other liquid securities to avoid any potential leveraging of the Fund's portfolio. Swap agreements having a term of greater than seven days are considered illiquid assets and the Fund's obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the net assets of the Fund.

Risk Factors and Special Considerations for International Investing. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Likewise, investment in ADRs and EDRs presents similar risks, even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social or economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its foreign investments, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. income taxes. See "Dividends, Distributions and Federal Income Taxation."

There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies which are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to have substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than are securities of comparable U.S. companies. Such markets may have longer settlement periods than markets in the United States. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of the Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Fund may purchase securities that are issued by the government or a corpora-

FREMONT MUTUAL FUNDS

tion or financial institution of one nation but denominated in the currency of another nation. To the extent that the Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

The operating expense ratio of the Fund investing in foreign securities may be higher than that of an investment company investing exclusively in U.S. securities because certain expenses, such as custodial costs, may be higher.

Several of the countries in which the Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains),
(ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Fund intends to invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

The Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Fund. See "Dividends, Distributions and Federal Income Taxation."

American Depository Receipts. American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in ADRs presents risks not present to the same degree as investing in domestic securities even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Dividends, Distributions and Federal Income Taxation." Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

Investment Restrictions. The Fund has certain fundamental policies that are described in the Statement of Additional Information under "Investment Restrictions." These investment restrictions include prohibitions against borrowing money (except as described above) and against concentrating the Fund's investments in issuers conducting their principal business activities in a single industry (except that this limitation does not apply with respect to U.S. Government securities). These investment restrictions and the Fund's investment objective cannot be changed without the approval of shareholders of that Fund; all other investment practices described in this Prospectus and in the Statement of Additional Information can be changed by the Board of Directors without shareholder approval.

INVESTMENT RESULTS

The Fund may from time to time include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature, or reports furnished to present or prospective shareholders. All such figures are based on historical performance data and are not intended to be indicative of future performance. The investment return on and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund may calculate performance on an average annual total return basis for 1-, 5-, and 10-year periods and over the life of the Fund, after such periods have elapsed. Average annual total return will be computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. Ending redeemable value includes dividends and capital gain distributions, reinvested at net asset value at the reinvestment date determined by the Board of Directors. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from reinvested income dividends and capital gain distributions and changes in share price during the period. The average annual compounded rate of return over various periods may also be computed by utilizing ending redeemable values as determined above.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results

FREMONT MUTUAL FUNDS

reported by the Fund should not be considered representative of what an investment in the Fund may earn in any future period. When utilized, total return for the unmanaged indices described in the Statement of Additional Information will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for recurring expenses such as advisory fees, brokerage costs, or administrative expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles, and unmanaged indices. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also be mentioned in newspapers, magazines, or other media from time to time. The Fund assumes no responsibility for the accuracy of such data. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies. See "Investment Results" in the Statement of Additional Information.

Additional performance information regarding the Fund will be included in its annual report, which will be mailed to shareholders without charge upon request.

HOW TO INVEST

The shares of the Fund may be purchased through the Transfer Agent by submitting payment by check, bank wire, or electronic (Automated Clearing House or "ACH") transfer and, in the case of new accounts, a completed account application form. There is no sales load or contingent deferred sales load charged to purchase shares of the Fund. All orders for the purchase of shares are subject to acceptance or rejection by the Fund. Purchases of shares are made at the current net asset value next determined after the purchase order is received by the Transfer Agent or by a selling agent of the Fund. A minimum initial investment of $2,000 is required to open a shareholder account, except for retirement plans such as Individual Retirement Accounts (IRAs) and Keogh Plans. Retirement plans are subject to a $1,000 minimum initial investment. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan and may be waived in other instances at the sole discretion of the Advisor. (See "Automatic Investment Plan.")

Each subsequent investment in the Fund must be $100 or more except in the case of retirement plans or Automatic Investment Plans. There is a minimum continuing balance of $1,500 required for non-retirement accounts (calculated on the basis of original investment value). All investments not meeting the minimum will be returned. In some cases, the minimum balance requirement may be waived. All purchases made by check should be in U.S. dollars and be made payable to Fremont Mutual Funds. Third party checks, credit cards, and cash will not be accepted. All investment checks are subject to a 10-day holding period.

Investors wishing to open a new account by bank wire must call the Transfer Agent at 800-548-4539 to obtain an account number and detailed wire instructions. All bank wire investments received before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be credited the same day. Otherwise, bank wire investments received will be credited the next business day. A bank wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to its account.

Shares of the Fund may also be purchased through broker-dealers or other financial intermediaries who have made appropriate arrangements with the Fund. Such agents are responsible for ensuring that the account documentation is complete and that timely payment is made for the Fund shares purchased for their customers pursuant to such orders. These agents may charge a reasonable transaction fee, or other selling charge, to their customers. In some instances, all or a portion of the transaction fee may be paid by the Advisor. To the extent these agents perform shareholder servicing activities for the Fund, they may receive fees from the Fund or the Advisor for such services.

From time to time the Advisor may engage third parties as "finders" for the purpose of soliciting potential investors. Such parties may be compensated by the Advisor to do so.

As a condition of this offering, if an order to purchase shares is canceled due to nonpayment (for example, a check returned for "insufficient funds"), the person who made the order must reimburse the Fund for any loss incurred by reason of such cancellation. For more information, see "Other Investment and Redemption Services" in the Statement of Additional Information.

First Fund Distributors, Inc., 4455 Camelback Road, Suite 261E, Phoenix, Arizona, 85018, is the principal underwriter for the Fund.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

Statements and Reports. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with registration instructions. Each time there is a transaction, such as an additional investment, a dividend or other distribution, or a redemption, the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the account and the transaction date. Shareholders of the Fund will receive statements as of the end of March, June, September, and December.

Shares are issued only in book-entry form (without certificates).

The fiscal year of the Fund ends on October 31 of each year. The Investment Company issues to its shareholders semi-annual and annual reports, which contain a schedule of the Fund's portfolio securities and financial statements. Annual reports will include audited financial statements. The federal income tax status of shareholder distributions also will be reported to the Fund's shareholders after the end of the calendar year on Form 1099-DIV.

Exchanges Between Funds. Shares of one Fremont Fund may be exchanged for shares of another Fremont Fund at their respective net asset values, provided that the account registration remains identical.

FREMONT MUTUAL FUNDS

Exchanges may only be made for shares of a Fremont Fund then offered for sale in your state of residence. It is required that (1) all shares in one Fund must be exchanged or (2) the remaining balance must be at least $1,500. This minimum balance requirement may be waived. These exchanges are not tax-free and will result in a shareholder realizing a gain or loss for tax purposes, except in the case of tax-deferred retirement accounts or other tax-exempt shareholders that have not borrowed to acquire the shares exchanged.

Exchanges by mail should be sent to the Transfer Agent at the address set forth in the last section of this Prospectus.

Purchases, redemptions, and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases, and sales is not acceptable and, at the discretion of the Fund, can be limited by the Investment Company's refusal to accept further purchase and exchange orders from a shareholder.

The Investment Company reserves the right to modify or eliminate the exchange privilege upon 60 days' written notice to shareholders.

An investor may elect on the account application to authorize exchanges by telephone. A shareholder may give instructions regarding exchanges by calling 800-548-4539. A shareholder wishing to initiate the telephone exchange privilege should contact the Funds. This privilege will not be added to an account without written instruction to do so from the shareholder. Telephone requests received by the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be processed the same day. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written exchange request.

See "Telephone Redemption Privilege" in the next section of this Prospectus.

Autobuy Privilege. The Autobuy privilege allows shareholders to purchase subsequent shares by moving money directly from their checking account to a Fremont Fund. The Autobuy privilege is an ACH privilege. ACH privileges will not be added to an account without written authorization from the shareholder. The Autobuy privilege will be automatically added to an account when the shareholder chooses any type of ACH privilege. A shareholder may then purchase additional shares in an existing account by calling 800-548-4539 and instructing the Transfer Agent as to the dollar amount wanting to be invested. The investment will automatically be processed through the Automatic Clearing House (ACH) system. There is no fee for this option. If the privilege was not established at the time the account was opened, the shareholder must complete the appropriate form. The form is available on request.

Automatic Investment Plan. A shareholder may authorize a withdrawal to be made automatically once or twice each month from a credit balance in the shareholder's bank checking, savings, negotiable on withdrawal (NOW), or similar account, with the proceeds to be used to purchase shares of the Fund. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan. The amount of the monthly investment must be at least $50, and is not otherwise subject to the $100 minimum for subsequent investments. If the purchase falls on a weekend or holiday, the purchase will be made on the previous business day. Shareholders should note that if there is an Automatic Investment Plan established for an account and the entire account is exchanged into another Fund, the Automatic Investment Plan must be renewed by the shareholder to the Transfer Agent. There is no obligation to make additional payments, and the plan may be terminated by the shareholder at any time. Termination requests must be received in writing at least 5 days prior to the regular draft date, or the drafts will not cease until the next cycle. The Transfer Agent may impose a charge for this service, although no such charge currently is contemplated. If a shareholder's order to purchase shares is canceled due to nonpayment (for example, "insufficient funds"), the shareholder will be responsible for reimbursing the Fund for any loss incurred by reason of such cancellation. A shareholder wishing to initiate the plan on a new or existing account must fill out an Automatic Investment Plan form. The form is available on request.

HOW TO REDEEM SHARES

Shares are redeemed at no charge (other than wire transfer fees, if any) at the net asset value next determined after receipt by the Transfer Agent of proper written redemption instructions. The current charge for a wire transfer is $10 per wire. This is subject to change by the Transfer Agent at any time, without prior notification. See "Calculation of Net Asset Value and Public Offering Price."

Redemption orders received in proper form by the Transfer Agent before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be priced at the net asset value determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Otherwise, Fund shares will be redeemed at the price determined as of the close of trading on the New York Stock Exchange on the next business day.

Redemption proceeds can be sent by check, electronic transfer, or bank wire. An electronic transfer can be processed only to bank checking and savings accounts. Before requesting an electronic transfer, shareholders should confirm that their financial institution can receive an electronic transfer. Currently, there is no charge to shareholders for processing an electronic transfer.

Shareholders may have redemption proceeds sent by bank wire, electronic transfer, or check to a designated bank account by providing in writing the appropriate bank information to the Transfer Agent at the time of original application. If the investor wishes to change the predesignated account, this must be requested in writing with a signature guarantee (see "Signature Guarantee" below).

Redemptions from retirement accounts require a written request, with a signature guarantee, unless authorized under the Automatic Withdrawal Plan. Call the Transfer Agent for specific instructions on redemptions.

FREMONT MUTUAL FUNDS

For written redemption requests for an amount greater than $25,000, or a redemption request that directs proceeds to a party other than the registered account owner(s), all signatures must be guaranteed (see "Signature Guarantee" below).

Because of market fluctuations, the amount a shareholder receives for shares redeemed may be more or less that the amount paid for them.

Redemption of shares by exchanges, transfers and redemptions under an Automatic Withdrawal Plan may result in taxable capital gains or losses.

Telephone Redemption Privilege. An investor may elect on the regular account application to authorize redemptions by telephone. This privilege will not be added to an account without written authorization to do so from the shareholder. A shareholder may then give instructions regarding redemptions by calling 800-548-4539. (The Telephone Redemption Privilege is not available for IRA or other retirement accounts.) Telephone requests received by the close of trading on the New York Stock Exchanged (currently 4:00 p.m., Eastern time), will be processed at the net asset value calculated that same day. During times of drastic economic or market conditions, the telephone redemption privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written redemption request.

Neither the Investment Company, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost, or expense in acting on such telephone instructions. The affected shareholder(s) will bear the risk of any such loss. The Investment Company, or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape recording telephone instructions.

Automatic Withdrawal Plan. A shareholder may request redemptions of a specified dollar amount (minimum of $100) on either a monthly, quarterly, or yearly basis. Currently, there is no charge for this service. Redemptions by check will be made on the 15th and/or the last business day of the month. Redemptions made by electronic transfer will be made on any date the shareholder chooses. Shareholders may also request automatic exchanges and transfers of a specified dollar amount. Exchanges and transfers will be made on any date the shareholder chooses. Because a redemption constitutes a liquidation of shares, the number of shares owned in the account will be reduced. Automatic redemptions should not reduce the account below the minimum balance required (currently $1,500). If the redemption date falls on a weekend or holiday, the redemption will be made on the previous business day. Shareholders may terminate the Automatic Withdrawal Plan at any time, but not less than five days before a scheduled payment date. When an exchange is made between Funds, shareholders must specify if they desire the automatic withdrawal option to be transferred to a new account opened by the exchange. As an account balance declines to the minimum permitted, the shareholder must advise the Transfer Agent if the automatic withdrawal feature is to be transferred to another account of the shareholder. Shareholders should note that if there is an Automatic Withdrawal Plan established for an account and the entire account is exchanged into another Fremont Fund, the automatic withdrawal option must be renewed by the shareholder to the Transfer Agent. A shareholder wishing to initiate automatic redemptions must complete an Automatic Withdrawal Plan form available from the Transfer Agent.

Signature Guarantee. To better protect the Fund and shareholders' accounts, a signature guarantee is required for certain transactions. Signatures must be guaranteed by an "eligible guarantor institution" as defined in applicable regulations. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Other Important Redemption Information. A request for redemption will not be processed until all of the documentation described above has been received by the Transfer Agent in proper form. A shareholder in doubt about what documents are required should contact the Transfer Agent.

Payment in redemption of shares is normally made within three business days after receipt by the Transfer Agent of a request in proper form, provided that payment in redemption of shares purchased by check or draft will be effected only after such check or draft has been collected. Although it is anticipated that this process will be completed in less time, it may take up to 10 days. Redemption proceeds will not be delayed when shares have been paid for by bank wire or where the account holds a sufficient number of shares already paid for with collected funds.

Except in extraordinary circumstances, payment for shares redeemed will be made promptly after receipt of a redemption request, if in good order, but not later than seven calendar days after the redemption request is received in proper form. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted.

The Fund reserves the right to redeem mandatorily the shares in a shareholder's account (other than a retirement plan account) if the balance is reduced to less than $1,500 in net asset value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 30 days prior to the date fixed for such redemption, during which time the shareholder may increase its holdings to an aggregate amount of $1,500 or more (with a minimum purchase of $100 or more.) This mini-

FREMONT MUTUAL FUNDS

mum balance may be waived.

Redemption in Kind. The Investment Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

Transfer Agent. The Advisor is transfer agent to the Fund and has engaged State Street Bank and Trust Company, c/o NFDS, P.O. Box 419343, Kansas City, Missouri, 64141, to serve as Sub-Transfer and Dividend Disbursing Agent and shareholder service agent. State Street Bank and Trust Company has contracted with National Financial Data Services to serve as shareholder servicing agent. A depository account has been established at United Missouri Bank of Kansas City ("United Missouri Bank") through which all payments for the Fund will be processed.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with various tax-deferred retirement plans. These include Individual Retirement Accounts (IRAs); SEP-IRAs; ROTH IRAs; SIMPLE IRAs; corporate pension and profit-sharing plans; and Section 403(b) Plans, which are deferred compensation arrangements for employees of public schools and certain charitable organizations. Forms for establishing IRAs, SEP-IRAs, ROTH IRAs; SIMPLE IRAs, and Qualified Retirement Plans are available through the Investment Company, as are forms for corporate Pension and Profit-Sharing plans. Please contact the Investment Company for more information about establishing these accounts. In accordance with industry practice, there may be an annual account charge for participation in these plans. Information regarding these charges is available from the Investment Company.

Retirement plan participants may receive additional services related to their plan at no extra cost to any shareholder.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXATION

The Fund intends to qualify and elect, and to continue to qualify, to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). For any tax year in which the Fund so qualifies and meets certain distribution requirements, it will not incur a federal tax liability. Such qualification under the Code requires the Fund, among other things, to diversify its investments so that, at the end of each fiscal quarter, (1) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, limited, in respect to any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

The Fund intends to distribute substantially all of its net investment income and short-term net realized capital gains once each year in October.

The Fund intends to distribute substantially all of its long term net realized capital gains, if any, at the end of the calendar year (on or about December
15). Dividend and capital gains distributions, if any, may be reinvested in additional shares at net asset value on the day of reinvestment, or may be received in cash. All dividends and distributions are taxable to a shareholder (except tax-exempt shareholders who have not borrowed to acquire their shares) whether or not they are reinvested in shares of the Fund. Any long-term or mid-term capital gains distributions are taxable to shareholders as long-term or mid-term capital gains, respectively, regardless of how long shareholders have held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Distributions of short-term capital gains will be subject to the tax as ordinary income. Corporate investors may be entitled to the "dividends received" deduction on all or a portion of the dividends paid by the Fund. Availability of the "dividends received" deduction is subject to certain holding period and debt-financing limitations.

Shareholders may elect:

o to have all dividends and capital gain distributions automatically reinvested in additional shares;

o to receive the income dividends and short-term capital gains distributions in cash and accept the capital gains distributions in additional shares;

o  to receive all  distributions  of income dividends and capital gains in cash;
   or

o to invest all dividend and capital gain distributions in another Fremont Fund owned through an identically registered account.

Automatic reinvestments will be at net asset value on the day of reinvestment. If no election is made by a shareholder, all dividends and capital gain distributions will be automatically reinvested. These elections may be changed by the shareholder at any time but, to be effective for a particular dividend or capital gain distribution, the election must be received by the Transfer Agent approximately 5 business days prior to the payment date to permit the change to be entered into the shareholder account. The federal income tax status of dividends and capital gains distributions is the same whether taken in cash or reinvested in shares.

Dividends and capital gains generally are taxable to shareholders at the time they are paid. However, dividends or capital gains declared

FREMONT MUTUAL FUNDS

in October, November, or December by the Fund and paid in January are taxable as if paid in December. The Fund will provide to its shareholders federal tax information annually by January 31, including information about dividends and distributions paid during the year.

If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemption proceeds to the shareholder. Amounts withheld are applied to the shareholder's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Transfer Agent. Federal law also requires the Fund to withhold 30%, or the applicable tax treaty rate, from ordinary dividends (which includes short-term capital gains) paid to certain nonresident alien, non-U.S. partnership, and non-U.S. corporation shareholder accounts.

The foregoing is a brief discussion of certain federal income tax considerations. Please see "Taxes - Mutual Funds" in the Statement of Additional Information for further information regarding the tax implications of an investment in the Fund.

CALCULATION OF NET ASSET VALUE

The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest accrued and dividends declared but not yet received) minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. There is no sales charge in connection with purchases or redemptions of Fund shares.

The Fund will calculate its net asset value and public offering price and complete orders to purchase, exchange, or redeem shares on a Monday through Friday basis when the New York Stock Exchange is open. Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices, or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or the most recent price available when no closing value is available. The Fund's portfolio may include securities which trade primarily on non-U.S. exchanges or otherwise in non-U.S. markets. Because of time zone differences, the prices of these securities, as used for net asset value calculations, may be established substantially in advance of the close of the New York Stock Exchange. Foreign securities may also trade on days when the New York Stock Exchange is closed (such as a Saturday). The net asset value and public offering price of the Fund, to the extent that it holds securities valued on foreign markets, may vary during periods when the New York Stock Exchange is closed. As a result, the value of the Fund's portfolio may be affected significantly by such trading on days when a shareholder has no access to the Fund. For further information, see "How to Invest," "How to Redeem Shares," and "Exchanges Between Funds" in this Prospectus, and "How to Invest" and "Other Investment and Redemption Services" in the Statement of Additional Information.

The net asset value and public offering price of each Fund will be determined as of the close of the regular session of the New York Stock Exchange. The shares of each Fund are offered at net asset value without a sales charge. Purchase, redemption and exchange orders received in proper form by the Transfer Agent before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), will be priced at the net asset value next determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Otherwise, orders received by the Transfer Agent will be entered at the next calculated net asset value.

EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the Fund's portfolio securities transactions are placed by the Advisor. The Advisor strives to obtain the best available prices in the Fund's portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical, and other information to the Fund, the Advisor, or who provide assistance with respect to the distribution of Fund shares. There is no agreement or commitment to place orders with any broker-dealer.

Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. Government securities issued by the United States and other countries and money market securities in which the Fund may invest are generally traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on futures, currency, and options transactions. Commissions or discounts in foreign securities exchanges or OTC markets typically are fixed and generally are higher than those in U.S.
securities exchanges or OTC markets. There is generally less government supervision and regulation of foreign exchanges and brokers than in the United States. Foreign security settlements may, in some instances, be subject to delays and related administrative uncertainties.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commis-

FREMONT MUTUAL FUNDS

sions to a broker which is an affiliated person of the Investment Company, the Advisor, or an affiliated person of such person.

GENERAL INFORMATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time in the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Fund under applicable Securities and Exchange Commission regulations.

FREMONT MUTUAL FUNDS

TELEPHONE NUMBERS AND ADDRESSES

To make an initial purchase:

1. By mail:
   Fremont Mutual Funds, Inc.
   c/o National Financial Data Services
   P.O. Box 419343
   Kansas City, MO 64141-6343

   Street address:
   1004 Baltimore Avenue
   Kansas City, MO 64105

2. By wire:

   Please call the Transfer Agent at 800-548-4539 (press 2) to obtain an account number and detailed instructions.

To make a subsequent purchase:

Include shareholder name and account number. Use the same instructions for initial purchase.

To redeem shares:

1. By mail: same instructions as above for purchase by mail. Redemptions greater than $25,000 or payments to a party or address other than registered on the account require a signature guarantee. See "Signature Guarantees."

2. By telephone: 800-548-4539
   Requires prior selection of telephone redemption option.

For further copies of this Prospectus, the Statement of Additional Information, and details of automatic investment, retirement and automatic withdrawal plans, please contact:

   Fremont Mutual Funds, Inc.
   50 Beale Street, Suite 100
   San Francisco, CA 94105
   800-548-4539

Fremont Mutual Funds, Inc.

Fremont Money Market Fund
Fremont Bond Fund
Fremont California Intermediate Tax-Free Fund
Fremont Global Fund
Fremont Growth Fund
Fremont International Growth Fund
Fremont U.S. Small Cap Fund
Fremont International Small Cap Fund
Fremont Emerging Markets Fund
Fremont U.S. Micro-Cap Fund
Fremont Real Estate Securities Fund
Fremont Select Fund

For more information on the Fremont Mutual Funds please call 800-548-4539 or write to:

   Fremont Mutual Funds
   50 Beale Street, Suite 100
   San Francisco, CA 94105

Advisor/Transfer Agent

Fremont Investment Advisors, Inc.
333 Market Street, Suite 2600
San Francisco, CA 94105

Sub-Transfer Agent

Mailing Address:

National Financial Data Services
P.O. Box 419343
Kansas City, MO 64141-6343
800-548-4539 (press 2)

Street Address:

National Financial Data Services
1004 Baltimore Avenue
Kansas City, MO 64105

Custodian

The Northern Trust Company
50 South Lasalle Street
Chicago, IL 60675

Legal Counsel

Paul, Hastings, Janofsky & Walker LLP
345 California Street, 29th Floor
San Francisco, CA 94104

Auditors

Coopers & Lybrand, L.L.P.
333 Market Street
San Francisco, CA 94105

No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Funds or the Advisor. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the secu rities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

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                              Fremont
                                Funds [LOGO]

 For general information: 800-548-4539 (press 1), or 816-435-1777 (outside U.S.)
       50 Beale Street, Suite 100, San Francisco, CA 94105 o 888-502-3253
      3000 Post Oak Blvd., Suite 100, Houston, TX 77056 o 800-735-2705 9801
      Washingtonian Blvd., Suite 105, Gaithersburg, MD 20878 o 888-373-6684

      Distributed by First Fund Distributors, Inc., San Francisco, CA 94105
         Copyright 1998 Fremont Mutual Funds, Inc. All rights reserved.

                                    P041-9803